Acquisition of businesses and purchase of non-controlling interests	6 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisition of businesses and purchase of non-controlling interests
Acquisition of businesses and purchase of non-controlling interests

(i) Acquisition of businesses
In the six months ended 31 December 2019 Diageo completed a number of small acquisitions. The largest of which were Seedlip Ltd and Anna Seed 83 Ltd (the brand owner of Aecorn), makers of distilled non-alcoholic spirits and aperitifs. Both acquisitions were completed on 6 August 2019.
Provisional fair value of assets and liabilities acquired and cash consideration paid in respect of acquisition of businesses in the six months ended 31 December 2019 were as follows:

£ million
Brands	102
Working capital	(1)
Cash	2
Deferred tax liability	(19)
Fair value of assets and liabilities	84
Goodwill arising on acquisition	8
Step acquisition	(23)
Consideration payable	69
Satisfied by:
Cash consideration paid	27
Contingent consideration payable	42
69

Cash consideration paid for subsidiaries	(27)
Cash consideration paid for investments in associates	(4)
Cash acquired	2
Capital injection to associates	(23)
Cash consideration paid in respect of prior year acquisitions	(54)
Net cash outflow on acquisition of business	(106)

The contingent consideration payable represents the present value of payments up to £60 million linked to certain performance targets and are expected to be paid over the next 6 years.
(ii) Purchase of shares of non-controlling interests
On 29 July 2019 East African Breweries Limited completed a purchase of 4% of the share capital of Serengeti Breweries Limited for $3 million (£2 million). This increased Diageo’s effective economic interest from 39.2% to 40.2%.
On 20 August 2019 Diageo acquired 3,310,515 shares of United Spirits Limited (USL) for INR1,960 million (£23 million) which increased Diageo’s percentage of shares owned in USL from 54.78% to 55.24% (excluding 2.38% owned by the USL Benefit Trust).